Exhibit 99.1

exicure



Building a Leading Platform in Neurology

Neuroscience R&D Day 2021

January 7, 2021

Cautionary Note Regarding Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate," "expect," "plan," "may," "will," and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. All statements other than statements of historical fact in this presentation are forward looking including, but not limited to, statements regarding of Exicure, Inc. ("Exicure" or the "Company"); including the development of product candidates based on its proprietary SNA technology; the initiation, timing, progress, scope and results of the Company's preclinical studies, clinical trials and research and development programs; its plans for development of cavrotolimod (AST-008), including its ongoing Phase 1b/2 clinical trial; the timing, availability and presentation of preclinical, clinical and regulatory developments; the potential benefits of the Company's product candidates and notably, cavrotolimod; the development and the commercial potential, growth potential and market opportunity for the Company's product candidates, if approved, and the drivers, timing, impact and results thereof; potential and future results of current and planned collaborations; and the timing or likelihood of regulatory filings and approvals. Forward-looking statements are based on management's current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the COVID-19 pandemic and the associated containment efforts may have a material adverse impact on the Company's business, operations and financial results; the Company's preclinical or clinical programs do not advance or result in approved products on a timely or cost effective basis or at all; unexpected safety or efficacy data observed during preclinical or clinical studies; the failure of the data from the Company's preclinical trials to be indicative in human trials; clinical site activation rates or clinical trial enrollment rates that are lower than expected; the cost, timing and results of clinical trials; changes in the regulatory environment; unexpected litigation or other disputes; the ability of the Company to protect its intellectual property rights; and the actual funding required to develop and commercialize the Company's product candidates and operate the Company. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company's actual results to differ from those contained in the forward-looking statements, see the section titled "Risk Factors" in the Company's most recent Form 10-K, as well as discussions of potential risks, uncertainties, and other important factors in its subsequent filings with the Securities and Exchange Commission. The forward-looking statements in this presentation speak only as of the date of this presentation, and the Company undertakes no obligation to update these forward-looking statements, unless required by law.

Today's Speakers



David Giljohann, PhD
Exicure
CEO



Matthias Schroff, PhD
Exicure
COO



Doug Feltner, MD
Exicure
CMO



Susan Perlman, MD
UCLA
Clinical Prof. of Neurology



Bart Anderson, PhD
Exicure
Director, R&D



Grant Corbett, PhD
Exicure
Head, Neuroscience Research



Jennifer Farmer, MS, CGC
FARA
CEO

External Speaker Introductions



Susan L. Perlman, MD
UCLA
Clinical Prof. of Neurology

- Clinical Professor, Dep. of Neurology, UCLA
- Director of Clinical Trials, UCLA Neurogenetics program
- Director, Ataxia Clinic, UCLA Neurogenetics program
- Medical Research Advisory Board, National Ataxia Foundation
- Primary Investigator for several Friedreich's Ataxia trials

External Speaker Introductions



Jennifer Farmer, MS, CGC
FARA
CEO

- CEO, Friedreich's Ataxia Research Alliance (FARA)
- >15 years of active engagement on behalf of FA patients
- Led FARA's efforts to establish clinical research infrastructure and clinical trial readiness and grow research grant budget
- Leading efforts to engage bio-pharmaceutical companies in drug discovery and development for Friedreich's Ataxia

Disclosures

- Susan L. Perlman, MD
  - Dr. Perlman receives compensation for serving on Exicure's Scientific Advisory Board.
  - Dr. Perlman has worked with Biogen, Biohaven, Cadent, Celavie, Erydel, Horizon, IntraBio, Reata, Retrotope, PTC, Sanofi, Seelos, Steminent, Uniqure, and Takeda Pharmaceutical Companies.

- Jennifer Farmer, MS, CGC
  - No conflicts to disclose.

Program Agenda

1. **Exicure Platform**
   David Giljohann
2. **SNA Differentiation for Neuroscience**
   Grant Corbett
3. **Friedreich's Ataxia**
   Susan Perlman
4. **FARA & Exicure Partnership**
   Jennifer Farmer
5. **SNA Therapeutics for Friedreich's Ataxia**
   Bart Anderson
6. **Path to Clinical Validation**
   Doug Feltner
7. **Neurology Pipeline Progress**
   Matthias Schroff
8. **Q&A Session**

exicure

Exicure Platform for CNS Disorders

David Giljohann, PhD – CEO

Differentiated Platform Enables Rapid Progress in Advancing Neuroscience Therapeutics

Differentiated Nucleic Acid Therapeutics	- Enable dramatically **higher cellular uptake** of oligonucleotides *in vitro* - Achieve desired PD effects *in vivo* at **substantially lower oligonucleotide doses** - Broad CNS distribution and **longer persistence** in the CNS compared to linear oligonucleotides (rodent & non-human primates) - SNA platform **clinically de-risked**: TLR9 agonist cavrotolimod in P2 for solid tumors
Rapidly Advancing Neuroscience Pipeline	• **XCUR-FXN for Friedreich's Ataxia entered IND-enabling stage in 4Q'20** • **Deep pipeline** of SNA therapeutics advancing for neurodegenerative disorders
Outstanding R&D Capabilities	• Hired CMO **Doug Feltner** (2020) from AveXis to lead clinical development • ~60 employees, **~50 in R&D** + high-throughput oligonucleotide discovery platform • **$94M cash** position (09/30/2020)

Spherical Nucleic Acids (SNAs) Are Dense, Radial Arrangements of Oligonucleotides Ideally Suited for Creating Therapeutics



SNA
Spherical Nucleic Acid

- Dense, radial arrangement of oligonucleotides
- Creates elevated local concentration of nucleic acids
- Facilitates receptor interaction, increases cell uptake



Synthetic Oligonucleotides

- Compatible with virtually all oligonucleotide classes/chemistries (e.g. ASOs, siRNA, TLRs)
- Maximum sequence length ~80 nucleotides

+



Benign Lipid Nanoparticle Scaffold[1]

- Scaffold for oligonucleotides
- ~20 nm diameter

1) Composition: 1,2-dioleoyl-sn-glycero-3-phosphocholine (DOPC) liposome; DOPC is used in the FDA-approved drug DepoDur®, a morphine sulfate extended-release liposome injection for lumbar epidural administration

SNAs Exhibit Higher Cellular Uptake vs Linear Oligonucleotides

Differentiated Uptake


SNA
Binding
Cell surface
Scavenger receptor



Others



exicure

Linear Oligos



VS

SNAs



The Benefits

1

HIGH CELL UPTAKE

Without the need for transfection reagents

2

ENHANCED STABILITY

Extended therapeutic half-life in cells

3

EXTRA-HEPATIC DELIVERY

Shown in humans, NHPs, minipigs, rats and mice

Higher Cellular Uptake Translates to Lower IC_{50} in Neurons

Higher Cellular Uptake into Neurons
(*In Vitro*)

Human Glutamatergic Cortical Neurons

Linear


OLIGO/DAPI

SNA


OLIGO/DAPI

- Similar results for spinal motor neurons, medium spiny neurons, cortical astrocytes
- Free uptake experiments, not employing transfection agents or electroporation for either linear oligonucleotides or SNAs
- Imaging at 48h post SNA administration

SNA with 3x lower IC50 (141 nM) vs linear oligonucleotides (464 nM) for MALAT1 knockdown in cortical neurons.

SNA Platform - Next Generation Oligonucleotide Therapeutics

Full Spectrum Oligonucleotide Platform



RNase-mediated Knockdown



Increased Gene Expression



Splice Switching

Access targets and diseases inaccessible by traditional methods

SNA Platform - Next Generation Oligonucleotide Therapeutics

Full Spectrum Oligonucleotide Platform


RNase-mediated Knockdown
Increased Gene Expression
Splice Switching

Access targets and diseases inaccessible by traditional methods

Enhanced Cellular Delivery

SMA Mouse Model


Survival Probability (%)
100
80
60
40
20
0
0
20
40
60
80
100
120
Days Survival
SNA Nusinersen
Linear Nusinersen

Increased potency achieves greater efficacy at same dose

SNA Platform - Next Generation Oligonucleotide Therapeutics

Full Spectrum Oligonucleotide Platform



RNase-mediated Knockdown

Increased Gene Expression

Splice Switching

Access targets and diseases inaccessible by traditional methods

Enhanced Cellular Delivery


SMA Mouse Model
Survival Probability (%)
100
80
60
40
20
0
0
20
40
60
80
100
120
Days Survival
SNA Nusinersen
Linear Nusinersen

Increased potency achieves greater efficacy at same dose

Multi-Targeting Capability


1
Oligo vs Target A
2
Oligo vs Target B
3
Oligo vs Target C

Cell-specific delivery of defined ratios of oligonucleotides

SNA Platform - Next Generation Oligonucleotide Therapeutics

Full Spectrum Oligonucleotide Platform



RNase-mediated Knockdown

Increased Gene Expression

Splice Switching

Access targets and diseases inaccessible by traditional methods

Enhanced Cellular Delivery



SMA Mouse Model
Survival Probability (%)
100
80
60
40
20
0
0
20
40
60
80
100
120
Days Survival
SNA Nusinersen
Linear Nusinersen

Increased potency achieves greater efficacy at same dose

Multi-Targeting Capability



1
Oligo vs Target A
2
Oligo vs Target B
3
Oligo vs Target C

Cell-specific delivery of defined ratios of oligonucleotides

Potential for improved clinical efficacy, safety, and less frequent dosing, as demonstrated in nonclinical studies.

Advancing a Deep Pipeline for Attractive Neuroscience Targets

Program	Indication	Stage (Discovery / Preclinical Dev / Phase 1 / Phase 2)
NEUROLOGY		
XCUR-FXN	FRIEDREICH'S ATAXIA	IND-enabling (through Preclinical Dev)
SCN9A	NEUROPATHIC PAIN	Preclinical Dev
CLN3	BATTEN DISEASE	Preclinical Dev
Discovery Programs	ALS, SCAs, ANGELMAN'S	Discovery
IMMUNO-ONCOLOGY		
CAVROTOLIMOD (TLR9 AGONIST)	MERKEL CELL CARCINOMA[1]	Phase 2
CAVROTOLIMOD (TLR9 AGONIST)	CUTANEOUS SQUAMOUS CELL CARCINOMA[1]	Phase 2
DERMATOLOGY		
XCUR17 (ANTI-IL17RA)	INFLAMMATORY DISORDERS	Phase 1
Undisclosed Target	HAIR LOSS DISORDERS	Preclinical Dev — Allergan[2]
Undisclosed Target	NETHERTON SYNDROME	Preclinical Dev — DERMELIX BIOTHERAPEUTICS

1) In combination with checkpoint inhibitors 2) On May 8, 2020, Allergan plc was acquired by AbbVie Inc.

Rapid Progress in Advancing SNA Programs in Neuroscience



XCUR-FXN in IND-Enabling Studies for FA

Rapid Clinical De-Risking Based on Increasing Frataxin Levels in CSF



Two Additional CNS Programs Moving into Preclinical Studies

SCN9A – Validated Pain Target
CLN3 – PoC for Eye Disorders


ALS
SCAs
Angelman's
Batten Disease
Friedreich's Ataxia

Deep CNS Discovery Pipeline

Further Active Programs Against Validated, Attractive Targets

SNA Therapeutics with Differentiating CNS Biodistribution and Persistence





exicure

SNA Differentiation for Neuroscience

Grant Corbett, PhD – Head, Neuroscience Research

SNA-Nusinersen Outperforms Linear Nusinersen in Mice

Biogen IONIS

Spinraza®
(nusinersen)

Commercially available linear oligonucleotide therapeutic to treat spinal muscular atrophy (SMA)

PROOF OF CONCEPT (MICE)



100
80
60
40
20
0
Survival probability (%)
Control
0
20
40
60
80
100
120
Days Survival

exicure

SNA

2x
levels of healthy, full-length SMN2 mRNA and protein in SMA patient fibroblasts

4x
longer survival vs. nusinersen and
mitigated nusinersen toxicity

Note: Survival data presented at 2018 Annual Cure SMA Conference; Nusinersen curve above (red) in line with published Ionis data for single dose administration in SMA mice (Hua et al., 2011)

Three Drivers of Differentiated SNA Activity in the CNS

1

Higher cell uptake, leading to **higher potency at same dose**

2

Higher persistence in the CNS, leading to **prolonged efficacy**

3

Broad CNS penetration and uptake in all neuronal subtypes

1 Increased SNA Uptake Leads to Higher Potency at Same Dose

SNA-Nusinersen
(Exicure data)



Observed FL SMN[1]
Predicted FL SMN
Observed Δ7 SMN[1]
Predicted Δ7 SMN
EC_{50} = 0.9 μg/g
IC_{50} = 1.5 μg/g
Fold change in FL
Fold change in Δ7
Tissue [ASO] (μg/g)
7.0
6.0
5.0
4.0
3.0
2.0
1.0
2.5
2.0
1.5
1.0
0.5
0.0
0
1
2
3
4
5

Dose administered: 1.5 – 50 μg

Linear Nusinersen
(Literature)



Observed FL SMN
Predicted FL SMN
Observed Δ7 SMN
Predicted Δ7 SMN
EC_{50} = 5.7 μg/g
IC_{50} = 5.9 μg/g
Fold change in FL
Fold change in Δ7
[ASO] (μg/g)
5.0
4.0
3.0
2.0
1.0
1.2
1.0
0.8
0.6
0.4
0.2
0.0
0
10
20
30

Dose administered: 6 – 350 μg

Blue-shaded area:
Tissue concentration range of 0-5 μg/g highlighted for comparison

SNA produced similar activity to linear nusinersen at substantially lower tissue concentrations, suggesting substantially higher cell uptake of SNA and greater availability for splice modulation.

1) FL = Full Length Δ7 = SMN mRNA transcript excluding exon 7; nusinersen splice modulates the SMN2 mRNA which predominantly excludes exon 7 and therefore is not functional, to include exon 7 and generate an mRNA encoding functional SMN protein
Experimental Design: *In vivo* SMA mouse model to assess PK/PD of SNA; single ICV injection at 7–9 weeks of age, read-out 7 days following ICV injection; full-length and Δ7 mRNA levels assessed by qRT-PCR and ASO concentration assessed by hELISA

exicure

② SNA Efficacy is Driven by Longer CNS Persistence



Rat Distribution Study
0 Hours
24 Hours
7 Days
Nusinersen Alone
SNA-Nusinersen
Nusinersen Alone
SNA-Nusinersen
Nusinersen Alone
SNA-Nusinersen
Highest levels of drug present in CNS (50 SUV)
Drug still present in CNS (0.5 SUV)
SNA-Nusinersen
Persistence in spinal cord and brain

Note: Identical amount of oligonucleotide (180 µg) dosed for "Nusinersen Alone" and "SNA-Nusinersen"

SNA Shows Broad and Persistent CNS Distribution in NHPs

Non-Human Primate Biodistribution Study

1 Hour | 24 Hours | 4 Days | 7 Days | 14 Days



SNA-Nusinersen



Highest levels of drug present in brain (5 SUV)

Drug still present in brain (0.2 SUV)

Brain persistence of drug for weeks following intrathecal dosing

Frontal brain sectional



SNA-Nusinersen

Highest levels of drug present in spinal cord (50 SUV)

Drug still present in spinal cord (0.5 SUV)

Persistence in spinal cord for weeks; clearance through liver

Note: Single dose of 8.4 mg administered intrathecally

Exicure SNAs Distribute to CNS Regions, Cell Types, and Subcellular Compartments Critical for Modulating Neurodegenerative Diseases



Occipital Lobe
Cortex
Thalamus
Midbrain
Hippocampus
Brainstem
Corticospinal Tracts
Cerebellum
Dorsal Root Ganglia
Friedreich's Ataxia
Batten Disease
Pain
Neurons
Astrocytes
Microglia
Blood Vessels
Lymphatic Vessels
CYTOPLASM
NUCLEUS
SNA

SNAs Reach Areas of the Brain Critical in Neurodegeneration

SNA-Nusinersen Brain Distribution (Mouse)



Medial
Lateral

- Grey, black shading/dots represent ASO; areas with complete lack of ASO appear white
- Single intrathecal dose of Cy5-labeled SNA-nusinersen (1.5 mg/kg) in 8-week-old mice
- Mice sacrificed 14 days post administration
- Images are representative sagittal (left) and coronal (right) sections (5 µm)

Conclusions

- Confirms broad CNS distribution of previous studies
- Demonstrates SNAs distribute to all regions of the brain, including the cortex (Batten), cerebellum (FA, Batten) and thalamus (Batten)
- Laminar patterning suggests prominent uptake by neurons
- Similar results after intrathecal (IT), intra-cisterna magna (ICM), or intra-cerebroventricular (ICV) administration

SNAs Reach Areas of the Spinal Cord Critical in Neurodegeneration

SNA-Nusinersen Spinal Cord Distribution (Mouse)



(IT) Spinal cord (dorsal view)
Cy5
Cervical
Thoracic
Rostral
Caudal
Dorsal Root Ganglia
(IT) Spinal cord (transverse view)
Dorsal Root Ganglia
(IT) Spinal cord (lateral view)
Dorsal Root Ganglia
Rostral
Caudal
*arrowhead indicates level of transverse section

Same experiment as shown on previous slide

Conclusions

- Confirms SNA distribution throughout spinal cord and dorsal root ganglia (DRGs) at multiple levels rostral to the injection site (lumbar)
- DRG engagement critical for Friedreich's Ataxia and Neuropathic Pain
- Similar results after IT, ICM, or ICV administration

CNS Biodistribution of SNAs Translates to Non-Human Primates

Relative Biodistribution in the CNS (NHP)[1]


FA, CLN3
FA, CLN3
CLN3
CLN3
Occipital Lobe
Cerebellum
Midbrain
Hippocampus
SUV (g/mL)
1.5
1.0
0.5
0
1
7
14
Days Post Injection

Conclusions

- Broad distribution throughout the CNS
- Strong SNA signals in the cerebellum, a region particularly important for FA, as well as midbrain, hippocampus, and occipital lobe
- Strong SNA persistence, with >50% of day 1 signal remaining after 14 days

1) Exicure has data on file for 46 specific brain regions, some of which were presented in a poster at the 145th Annual Meeting of the American Neurological Association on October 4, 2020
^{124}I-labeled SNA dosed intrathecally, followed by PET/CT through 14 days post dose to measure decay-adjusted radioactivity signals. Data are means ± SD of n=3 monkeys.

SNAs Distribute Across Key Cell Types in the CNS

Immunohistochemistry of SNA-Nusinersen in the CNS (Mouse)[1]


Neurons
NeuN / OLIGO / DAPI
50 µm
Astrocytes
GFAP / OLIGO / DAPI
50 µm
Microglia
IBA1 / OLIGO / DAPI
50 µm
Lymphatic Endothelial Cells
LYVE1 / OLIGO / DAPI
50 µm
Blood Vessels
CD31 / OLIGO / DAPI
50 µm

White arrows indicate colocalization of SNA-Cy5 signal with cell type-specific IHC

Conclusions

- Strong uptake in CNS cell types critical to neurodegenerative disease, including neurons, astrocytes, and microglia
- Some uptake to lymph & blood vessels
- Suggestive of SNAs' ability to reach deep brain regions and enter neurons
- **Neuronal uptake** important to address neuronal dysfunction, the hallmark of **Friedreich's Ataxia** pathology

1) Representative images of fluorescent IHC from hypothalamus of ICV group. LYVE1 staining from choroid plexus/meninges. Part of same Cy5-labeling experiment as described before. Similar results after IT or ICM administration

SNAs Distribute Broadly in the Brain and Show Nuclear Uptake

In Situ Hybridization of MALAT1-Targeting SNA in the Brain (Rat)[1]


Full Brain
1
2
3
1 – Cortex, Layer II/III & IV
2 – Hippocampal Dentate Gyrus
3 – Cerebellar Granule Layer


Nucleus (hematoxylin)
anti-Malat1 ON probe

1) Rats received single ICM dose of 415 µg (~2 mg/kg) MALAT1-targeting oligonucleotide in SNA format. Rats were sacrificed for in situ hybridization 2 weeks after dosing.

Conclusions

- Broad and persistent brain distribution of SNAs in rat
  - Consistent with mouse Cy5-studies
- Co-localization of anti-MALAT1 oligonucleotides with nuclei suggests nuclear uptake of SNAs
  - Evidence of nuclear uptake consistent with observed pharmacological effects of SNAs (e.g. frataxin upregulation)



exicure

Friedreich's Ataxia

Susan Perlman, MD – Clinical Prof. of Neurology, UCLA

Friedreich's Ataxia (FA) – Progressive Neurological Disorder


SPINERGY

- Degenerative, debilitating, life-shortening, neuromuscular disorder causing loss of coordination (ataxia) in arms and legs
- Monogenic disorder: FXN mutations result in reduced levels of frataxin
- Leads to progressive childhood disability and early death
  - Mean onset of symptoms between age 10 to 15[1]
  - Most patients wheelchair-bound within 2 decades of onset
  - Loss of coordination, neuropathy, hearing and vision loss, cardiomyopathy, diabetes
  - Most patients succumbing to disease in their 30s and 40s
- Most common inherited ataxia: ~13,500 cases across major reimbursable markets[2,3]
- No approved therapy for FA
- No therapies in late development which address the molecular cause of FA

1) Gene Review, Bidichandani SI, Delatycki MB. 2017. 2) OrphaNet, NIH, FARA. 3) US, EU28, Canada, Australia

FA Results in Rapid Neurological Deterioration and Early Mortality

Time to Wheelchair-Dependence[1]


Cumulative Wheelchair-free Period
1,0
0,8
0,6
0,4
0,2
0,0
0
10
20
30
40
50
60
70
Late-Onset FA[3]
Very Late-Onset FA[4]
"Classic" Early-Onset FA[5]
Late-Onset Median Time to wheelchair: ~23 yrs
Early-Onset ~11 yrs
Disease Duration Before Confinement to Wheelchair

FIG. 1. Kaplan-Meier curve representing the disease duration before confinement to wheelchair for typical FA, LOFA,[3] and vLOFA[4] ($P < 0.001$)

Early Mortality[2]


# of Deaths (total n = 99)
25
20
15
10
5
1-15
16-30
31-45
46-60
61-75
>75
Age at death (years)

Fig. 3. Distribution of deaths by age. The majority of deaths occurred between ages 16 and 45.

1) Lecocq et al., 2016; Rummey et al., 2020 with similar results 2) Tsou et al., 2011 3) LOFA = Late-Onset FA, n=44, mean onset at 29 years 4) vLOFA = Very Late-Onset FA, n=30, mean onset at 50 years 5) n=180, mean onset at 13 years

Reduced Frataxin Expression Due To Expanded GAA Repeats Cause Neuronal Dysfunction in Friedreich's Ataxia


NUCLEUS
DNA
GAAGAAGAAGAAGAAGA ...
Expanded GAA Repeats (~70-1000+)
Reduced FXN mRNA
CYTOPLASM
Mitochondrial Dysfunction
Reduced FXN Protein
NEURON
Neuronal Dysfunction
CNS
Friedreich's Ataxia
Affects:
• Cerebellum
• Dorsal Root Ganglia

Residual Frataxin Levels in FA Support Oligonucleotide Approach

Frataxin Levels in Blood from FA Patients vs Controls



(a)
Frataxin, % of Average Control
0
50
100
150
p < 0.001
p < 0.001
Control (n=67)
Carrier (n=143)
cFRDA (n=246)
LOFA (n=35)
pFRDA (n=12)

cFRDA = Classic, typical onset FA; LOFA = Late onset FA; pFRDA = heterozygous for repeat + point mutation
Whisker plot: Box outlines represent 95% CI, whiskers represent 99% CI, x = outliers beyond 99% CI
Source: Deutsch et al., 2014
1) Mean age at onset 11.3 years 2) Mean age at onset 36.7 years

Conclusions

- Patients with FA have substantial residual frataxin
- Residual frataxin levels support Exicure's protein upregulation approach
- "Classic", typical onset[1] FA patients with frataxin levels of ~25% of healthy control in whole blood
- Late onset[2] FA patients with 45-60% of healthy control levels, below carrier levels of 65-70%
- Differential in disease onset based on frataxin levels strongly supports therapeutic rationale for increasing frataxin to slow disease progression

Frataxin Levels Are Closely Tied to Disease Outcomes in FA

GAA Repeat Number[1] Highly Correlated with Frataxin Levels[2]

Frataxin Protein



r= -0.75
Relative Frataxin level
1
0.8
0.6
0.4
0.2
0
0
200
400
600
800
1000
Number of repeats [GAA1]

- Conclusion from natural history data: **A novel therapeutic delivering even small increases in frataxin levels could drive meaningfully milder phenotypes**
- Natural genetic variation in GAA repeats in FA patients enables genotype-to-phenotype correlation
- Correlation virtually identical for FXN mRNA / protein

GAA Repeat Number Highly Correlated with Disease Outcomes[3,4]

Age of Onset



R² = 0,6291
p<0,001
80
70
60
50
40
30
20
10
0
0
200
400
600
800
1000
1200

Size of GAA Repeat

Age at death



R= -0.66,
P<0.001
80
60
40
20
0
500
1000
1500
Shorter GAA repeat length

1) "GAA Repeat Number" refers to the number of GAA repeats in the allele with the smaller repeat throughout this presentation 2) Li et al., 2015 3) Lecocq et al., 2016 4) Tsou et al., 2011

Modified Friedreich's Ataxia Rating Scale (mFARS) is a Validated, Approvable Endpoint for Measuring Impact on Disease Progression

- The "modified FARS" (mFARS) is the clinical rating scale used as the **primary outcome measure** in most contemporary clinical studies in Friedreich's Ataxia
- mFARS score (0-93 points, higher score = greater disability) is based on a **neurological examination** of bulbar, upper limb, lower limb, and upright stability/gait functions
- **mFARS** scores are **highly correlated** with scores of the predecessor version, the **FARS**, which has been used in past studies correlating frataxin levels to disease severity

Bulbar Function (speech, cough, facial/tongue atrophy) – 5 pts

Upper Limb Coordination (finger, arms) – 36 pts

Lower Limb Coordination (legs, feet) – 16 pts

Upright Stability (sitting, walking, etc.) – 36 pts

Sources: Rummey et al., Neurol Genet 2019; www.ataxia-study-group.net

Raising Frataxin Levels is Expected to Improve mFARS Score

Frataxin mRNA Levels are the Key Determinant for Predicting mFARS Variability[1]



FARS score
0
50
100
150
0
10
20
30
40
Disease duration
Male
Female

- **Frataxin mRNA levels explain 82% of variance in FARS** together with age of disease onset, disease duration (both highly correlated with frataxin levels), and gender

Increasing Frataxin mRNA Levels with Substantial Expected Effect Size



FARS Score[4]
159
159
89.4
77.1
0
0
Severe Disease
Effect of a 21% increased FXN mRNA level[1]
Mild Disease
FXN mRNA Effect Size (FARS)
mFARS Score
93
93
40.9
38.5[3]
0
0
Severe Disease
Omaveloxolone effect in P2 after 48 wks[2]
Mild Disease
Omaveloxolone Effect Size (mFARS)

- In an FA population study, for every 7% increase in frataxin mRNA level, mean FARS was reduced by 4.1 points ($p<0.001$)[1]
- For comparison: Omaveloxolone's P2 results in FA showed a 2.4-point decrease in mFARS ($p=0.014$) vs placebo (using MMRM)[2]

1) Evans-Galea et al., 2012 2) Lynch et al., 2020 3) Illustrative to facilitate comparison; actual mFARS after 48 wks was higher due to progression, placebo-adjusted a 2.4-point decrease was observed.
4) Lynch et al., 2006; aggregate score of FARS (0-117 pts), Disability score (0-6 pts) and ADL (0-36 pts)

FARA & Exicure Partnership

Jennifer Farmer, MS, CGC – CEO, FARA

FARA's Collaborative Approach and Impact

FARA's Mission

To marshal and focus the resources and relationships needed to treat and cure FA

Guiding Principles

Collaboration and partnership, not isolation and confrontation
(Academia, Industry and Government)

Our Strategic Pillars

1. Attracting and Facilitating Collaboration
2. Sharing Knowledge and Know-How
3. Grantmaking to advance research
4. Diverse and deep pursuit of treatments
5. Creating Domain Resources

FARA Supports and De-risks R&D by Leveraging our Expertise, Network, and Domain Resources

FARA's value proposition

- Grant funding
- Access to academic experts & clinical network
- Cell lines and biorepository
- Prevalence data, disease burden

- Patient registry / recruitment
- Trial design advice
- Funding support / patient costs
- Serve on DSMBs
- Endpoint, biomarker advice & development

- FDA advocacy in post phase 2/3 meetings
- Serve on FDA advisory committees
- Provide testimony at FDA hearings

Stage

Discovery → Pre-Clinical → Phase 1 → Phase 2/3 → FDA review & approval → Approved Therapy

FARA's value proposition

- Characterized animal and cell models
- Natural history data
- FDA advocacy at pre-IND
- Disease characterization
- Validated outcome measures for clinical planning

- Clinical network sites for trials
- Clinician / Site recommendations
- FDA advocacy at post phase 1 meetings
- Patient engagement and access
- Validated Endpoints

- Patient access & communications
- Website/newsletter/blog, social media articles
- Seminars - Co-present results
- Payer engagement
- Assist w/ post-market

The CNS Symptoms of FA Have the Most Significant Impact on Function and Quality of Life

Which of the Following FA-Related Health Concerns Do You Have Currently?


100
80
60
40
20
0
Percent of Patients
Balance/Regular Falls
Manual Dexterity
Fatigue
Diabetes
Scoliosis
Cardiac Condition
Choking/Swallowing Issues
Vision Loss
Hearing Loss
Slurred Speech
Urinary/Bowel Issues
Spasticity (Legs)
Pain
Other

Which FA Symptoms Most Impact Your Daily Quality of Life?


100
80
60
40
20
0
Percent of Patients
Balance/Regular Falls
Manual Dexterity
Fatigue
Diabetes
Scoliosis
Cardiac Condition
Choking/Swallowing Issues
Vision Loss
Hearing Loss
Slurred Speech
Urinary/Bowel Issues
Spasticity (Legs)
Pain
Other

"... the worst part is the loss of ability to walk. He is left behind.... It is hard to see him getting to where the other kids are, but by then the kids are going somewhere else. He just wants to fit in."

"I can't type, which means that I can't get my PhD, which means I can't get my ideal job."

Data from FA PFDD Meeting, June 2, 2017, N = 136

A Natural History Study to Track Brain and Spinal Cord Changes in Individuals with Friedreich Ataxia (TRACK-FA)

- Brings together an international consortium of academic, industry and patient advocacy partners to accelerate the drug development through identification of biomarkers and endpoints in the central nervous system
- Largest worldwide longitudinal, multi-centre neuroimaging study in FA
  - 200 adults and children with FA, ~100 matched controls
  - 3 assessments: baseline, 12-month and 24-month follow-up



T1-weighted imaging

Structure/volume of grey and white matter



Diffusion-tensor imaging (DWI)

Organisation of white matter connections



Quantitative susceptibility mapping (QSM)

Heavy metal load (including iron)



Magnetic resonance spectroscopy (MRS)

Levels of neurochemicals





exicure

SNA Therapeutics for Friedreich's Ataxia

Bart Anderson, PhD – Director, R&D

FA is an Attractive, Rational Indication Choice for Exicure

- Well-defined, monogenic disease of the CNS
- Intrathecal administration of SNAs will address key neurological disease manifestations
  - Leverages differentiated SNA biodistribution and persistence in the CNS
- SNA technology allows for a synergistic multi-targeting approach to upregulate frataxin expression
- Substantial commercial opportunity
  - Exicure approach expected to work for virtually all patients (incl. heterozygous repeat + point mutation pts)
  - No approved therapies
  - No therapies in late clinical development that address the underlying genetic cause of FA

XCUR-FXN Leverages Multi-Targeting Approach for FXN Upregulation



XCUR-FXN
(bi-specific SNA)
1
2
Carries two distinct oligonucleotides
(1 2)
Cytoplasm
1 Degradation of Natural Antisense Transcript
2 mRNA Stabilization
DNA
mRNA
Nucleus
Enzyme
Increased FXN mRNA
Cytoplasm
Mitochondrion
Increased Frataxin Production

We believe XCUR-FXN increases production of the FXN mRNA by degrading a natural antisense transcript (1) and increasing FXN mRNA half-life in the cytosol (2), enabling more translational cycles per mRNA molecule.

Exicure SNAs Demonstrate Highest Reported *FXN* mRNA Upregulation In System Without Transfection Agents

Deep Pool of Screening Hits for Increasing *FXN* mRNA
(*In Vitro* – Transfection-Free, at 370 nM)



300
200
100
0
FXN mRNA (% untreated)
Candidate SNAs
Multi-targeting SNAs
Mono-targeting SNAs

- 2-3x increase in *FXN* mRNA levels observed with SNAs *in vitro*, expected to be highly efficacious if recapitulated in humans
- Clear synergy demonstrated by multi-targeting SNAs achieving higher FXN mRNA upregulation than the sum of individual mono-targeting SNAs at equivalent doses[1]

1) At same dose and loading ratio, i.e. identical total number of oligonucleotides dosed

XCUR-FXN Dose-Dependently Upregulates Frataxin Protein & mRNA

Neurons (iPSC-derived) from FA Patients


Frataxin Protein
(% Non Disease Control)
160
140
120
100
80
60
40
20
0
Untreated
370 nM
1111 nM
3333 nM
XCUR-FXN Concentration

Fibroblasts from FA Patients


FXN mRNA
(% Non Disease Control)
100
80
60
40
20
0
Untreated
370 nM
1111 nM
3333 nM
XCUR-FXN Concentration

- Consistent *in vitro* activity in FA-patient derived induced neurons and fibroblasts and biodistribution observed with SNA reporter gene constructs suggests attractive candidate for progression into IND-enabling studies
- All experiments are conducted with unassisted free uptake[1] suggesting high translatability to *in vivo* studies

1) No use of transfection agents or electroporation

Key experimental conditions: (left) Frataxin protein study: N = 3 biological replicates, incubation time = 96 hours, days *in vitro* at time of experiment = 18 days; (right) *FXN* mRNA study: N = 3 biological replicates, incubation time = 72 hours, hours *in vitro* at time of experiment = 24 hours; (both) Cell line 541/420 GAA

XCUR-FXN Increases Mitochondrial Frataxtin and Activity

Frataxin Protein Levels in Mitochondria
(Isolated from Induced Neurons)



Untreated
XCUR-FXN (500 nM)
Frataxin Protein
(% Non Disease Control)
120
100
80
60
40
20
0
FA Donor 1 Cells
FA Donor 2 Cells

Mitochondrial Activity
(Isolated from Induced Neurons)



Untreated
XCUR-FXN (500 nM)
Mitochondrial SDH¹ Activity
(% Non Disease Control)
120
100
80
60
40
20
0
FA Donor 1 Cells
FA Donor 2 Cells

- XCUR-FXN returns frataxin levels to non-diseased level in mitochondria, the target cellular compartment in FA
- XCUR-FXN increases mitochondrial energy metabolism (SDH activity), indicating improved mitochondrial health
- Highest reported potency in a transfection-free system for improving mitochondrial activity in patient-derived mitochondria

1) SDH - succinate dehydrogenase



exicure

Path to Clinical Validation

Doug Feltner, MD – Chief Medical Officer

Rapid Path to Clinical Validation

- IND filing expected end of 2021 to initiate Phase 1b First-in-Human study in FA patients in 2022
- Robust and scalable platform GMP manufacturing process in place
  - Exicure has previously successfully scaled up 3 SNA programs for clinical trials in oncology and inflammation
- Phase 1b goals: Demonstrate safety and characterize PK of multiple ascending doses in FA patients and inform P2/3 dose selection
- Translational biomarkers, incl. brain imaging and FXN expression in CSF to provide fast read-out for target engagement and pharmacodynamic (PD) effects
- Exploratory endpoints to measure clinical outcomes (ratings scales, etc.) in preparation for pivotal trial
- Phase 1b trial design and site selection in close collaboration with FARA

Phase 1b to Provide Important De-risking PK/PD Results

Pharmacokinetics

XCUR-FXN Oligonucleotide Levels

Pharmacodynamic Indicators

Frataxin Expression

Serum Biomarkers of Neuronal Damage

Neuro-Imaging

Robust Set of PK/PD Measures in Phase 1b to Inform Phase 2/3 Dose Selection

Clinical Improvement

Clinical and Functional Rating Scales

Phase 1b Experience will Inform Phase 2/3 Design

Pharmacodynamic Endpoints for Phase 1b Selected to Provide Robust Data Package to Assess Effects of XCUR-FXN in Patients

Neuroimaging

PD Marker	Significance of Change
Quantitative susceptibility mapping (QSM) of cerebellar dentate nucleus by MRI (measuring iron content)	Decrease in iron indicates correction of FA pathology
Magnetic resonance spectroscopy (MRS) of key CNS metabolites	Normalizing effect on key CNS metabolites (n-acetylaspartate, myo-inositol, etc.) as marker of correction of FA pathophysiology
Diffusion tensor imaging (DTI) of superior cerebellar peduncle by MRI	Improved white matter/axonal microstructure indicate correction of FA pathology



CSF / Serum Biomarkers

PD Marker	Significance of Change
Frataxin protein (in CSF)	Target engagement by XCUR-FXN in most proximal compartment
Neurofilament light chain (NfL) and phosphorylated heavy chain (pNfH) in CSF and serum	Beneficial effect on CNS neurons/axons as a result of increased frataxin levels indicating correction of FA pathophysiology
Ferritin (in serum)	Normalization of iron distribution as downstream marker of FA pathophysiology



exicure

Neurology Pipeline Expansion

Matthias Schroff, PhD – Chief Operating Officer

Advancing a Deep Pipeline for Attractive Neuroscience Targets

SCN9A for Neuropathic Pain and CLN3 for Batten Disease Slated to Enter Preclinical Characterization in 1Q21

Exicure CNS Portfolio

Program	Indication	*Approach*
XCUR-FXN	Friedreich's Ataxia	*Gene Upregulation*
SCN9A	Neuropathic Pain	*Knockdown*
CLN3	Batten Disease	*Splice Modulation*
ATXN3	SCA3	*Knockdown*
ATXN1	SCA1	*Knockdown*
Target 1	ALS	*Splice Modulation*
Target 2	ALS	*Splice Modulation*
ATXN2	ALS/SCA2	*Knockdown + Splice Mod.*
UBE3A-AST	Angelman's	*Activation of Paternal Allele*


Screening
Optimization
Characteriza-
tion
IND-Enabling



exicure

SCN9A (Encoding Protein Nav1.7)

Matthias Schroff, PhD – Chief Operating Officer

Na$_v$1.7, a Validated Pain Target, is Ideally Suited to Exicure's SNA Platform Due to SNA Selectivity and Biodistribution Profile

1 Human Genetic Validation

SCN9A
Gain-of-Function Mutations





Severe Pain

SCN9A
Loss-of-Function Mutations





Lack of Pain

- Na$_v$1.7 is a trans-membrane sodium channel key for pain signal transduction to the brain
- Gain-of-function mutations lead to severe pain conditions such as inherited erythromelalgia and small fiber neuropathy
- Loss-of-function mutations lead to congenital insensitivity to pain

Na$_v$1.7, a Validated Pain Target, is Ideally Suited to Exicure's SNA Platform Due to SNA Selectivity and Biodistribution Profile

1 Human Genetic Validation



SCN9A
Gain-of-Function Mutations
Severe Pain
SCN9A
Loss-of-Function Mutations
Lack of Pain

- Na$_v$1.7 is a trans-membrane sodium channel key for pain signal transduction to the brain
- Gain-of-function mutations lead to severe pain conditions such as inherited erythromelalgia and small fiber neuropathy
- Loss-of-function mutations lead to congenital insensitivity to pain

2 Oligonucleotide Selectivity vs Small Molecules (SMs)



Illustrative Example of Na$_v$1.7 Selectivity Profile for Small Molecule Inhibitor (Xenon/ Genentech; Bankar et al., 2018)
Channel Activation
1.0
0.8
0.6
0.4
0.2
0.0
Nav1.7
Nav1.2
Nav1.1
Nav1.5
Nav1.6
0.1
1
10
100
1000
10000
Small Molecule Inhibitor of Na$_v$1.7 (nM)

- Past small molecules required unbound plasma concentrations substantially above the IC_{50} to sufficiently inhibit Na$_v$1.7 in DRGs
- Due to small selectivity margins, **SMs failed to reach target inhibition levels in DRG**
- Knockdown via SNAs is **exquisitely selective**, with SNA screening hits not exhibiting homology with other Na$_v$ family members

$Na_v1.7$, a Validated Pain Target, is Ideally Suited to Exicure's SNA Platform Due to SNA Selectivity and Biodistribution Profile

1 Human Genetic Validation

SCN9A
Gain-of-Function Mutations





Severe Pain

SCN9A
Loss-of-Function Mutations





Lack of Pain

- $Na_v1.7$ is a trans-membrane sodium channel key for pain signal transduction to the brain
- Gain-of-function mutations lead to severe pain conditions such as inherited erythromelalgia and small fiber neuropathy
- Loss-of-function mutations lead to congenital insensitivity to pain

2 Oligonucleotide Selectivity vs Small Molecules (SMs)


Channel Activation
1.0
0.8
0.6
0.4
0.2
0.0
Nav1.7
Nav1.2
Nav1.1
Nav1.5
Nav1.6
0.1
1
10
100
1000
10000
Small Molecule Inhibitor of Nav1.7 (nM)
Illustrative Example of Nav1.7 Selectivity Profile for Small Molecule Inhibitor (Xenon/ Genentech; Bankar et al., 2018)

- Past small molecules required unbound plasma concentrations substantially above the IC_{50} to sufficiently inhibit $Na_v1.7$ in DRGs
- Due to small selectivity margins, **SMs failed to reach target inhibition levels in DRG**
- Knockdown via SNAs is **exquisitely selective**, with SNA screening hits not exhibiting homology with other Na_v family members

3 SNA Distribute to DRGs


(IT) Spinal cord (dorsal view)
Cy5
Cervical
Thoracic
Rostral
Caudal
Dorsal Root Ganglia
(IT) Spinal cord (transverse view)
(IT) Spinal cord (lateral view)
Dorsal Root Ganglia
Rostral
Caudal
*arrowhead indicates level of transverse section

- **Intrathecal SNA** achieves *in vivo* delivery to dorsal root ganglion (DRG) neurons, the key cell type expressing $Na_v1.7$ and which mediates transmission of peripheral pain signals to the brain

We Have Identified Multiple SNAs That Dose-Dependently Silence *SCN9A* Expression by >95%

Dose-Dependent *SCN9A* Knockdown with SNAs *In Vitro*[1]



SCN9A mRNA (% Untreated)
100%
80%
60%
40%
20%
0%
220 nM
660 nM
2000 nM
6000 nM
SNA1
SNA2
SNA3
SNA4
SNA5
SNA6
SNA7
SNA8
SNA9

***SCN9A* Knockdown in Rat DRG Neurons**



SCN9A mRNA (% Untreated)
100%
80%
60%
40%
20%
0%
220 nM
660 nM
2000 nM
6000 nM
SNA Concentration

~50% reduction of *SCN9A* expression may have therapeutic benefit in patients based on human genetic studies[2].

1) In HEK cells 2) Yuan, *Pain Medicine*, 2011



exicure

CLN3 Batten Disease

Matthias Schroff, PhD – Chief Operating Officer

Juvenile Batten Disease is a Severe Monogenic (*CLN3*) Disease

- Monogenic, autosomal recessive lysosomal storage disorder
- Estimated prevalence (US): ~700[1]
- Caused by mutations in the *CLN3* gene resulting in battenin deficiency
  - Vast majority (>95%) of patients harbor 1.02-kb deletion of exons 7 and 8[2,3] on at least one allele
- Leads to childhood blindness, pediatric dementia syndrome (behavioral and mood problems, intellectual decline), motor impairment, and early death[2,4]
- No approved therapies; no disease-modifying treatments available



4-7 years
Onset of vision loss with progression to legal blindness within 2 years
6-10 years
Onset of pediatric dementia syndrome
10 years
Onset of epilepsy
20 -30 years
Death
0
5
10
20
30
Age

1)) Exicure interviews with leading Batten Disease clinicians and patient organizations; prevalence on a per capita basis likely higher in the EU 2) Williams R. NCL incidence and prevalence data. In: Mole S, Williams R, Goebel H, eds. The Neuronal Ceroid Lipofuscinoses: Batten Disease. ed. Oxford: Oxford University Press; 2011 3) Munroe 1997 4) Ostergaard 2016 and Jarvela, 1997

Mutations in *CLN3* Cause a Lysosome Storage Defect with Debilitating Ocular and CNS Effects

CLN3 Deletion



Mutant _CNL3_
(1.02-kb deletion)

- *Exon 7 and 8 deletion*
- *Premature stop codon*
- *Nonsense-mediated decay*

Molecular Effects

Lack of membrane-bound battenin leads to lysosome storage disorder



Lysosomal Dysfunction & Aggregate Buildup

Neuron & Photoreceptor Loss



Neuronal & Photoreceptor Dysfunction



Clinical Manifestations



Epilepsy (seizures); progressive loss of language, speech, intellectual abilities (dementia), motor skills



Retinal damage rapidly leading to blindness

Our SNA is Designed to Create a Stable and Functional *CLN3* Variant

Exicure Approach to *CLN3*


SNA-mediated
Splice Switching
Expression of
Functional *CLN3*
Variant
Normal
Lysosomal Disposal
& Clearance

- Exicure's splice-modulating SNAs are designed to correct the CLN3 open reading frame and produce a truncated, but functional protein product
- Experimental evidence in a mouse model harboring the same *CLN3* 1.02-kb deletion indicates this splice-switching approach is therapeutic (Centa et al., 2020 Nature Medicine), suggesting that the protein, while truncated, is still beneficial

We have Identified SNAs that Potently Modulate *CLN3* Splicing

Exicure *CLN3* Splice Modulating SNAs Increase Stable *CLN3* Δ*n*+78 Transcript



CLN3 Δ78 (Mutation)
CLN3 Δn+78 (Splice-corrected)
CLN3 Transcript Variants (% of Total)
100%
80%
60%
40%
20%
0%
Untreated
SNA1
SNA2
SNA3
SNA4
SNA5
SNA6
SNA7
SNA8
SNA9
SNA10
SNA11
SNA12
SNA13
SNA14
SNA15
CLN3 SNAs (at 2 µM)



[SNA]
–
2000 nM 200 nM 20 nM
CLN3 Batten Patient Line 1
CLN3 Batten Patient Line 2
Δ78
Δn + 78
Δ78
Δn + 78

End-point PCR flanking editing region

Our SNAs are nearing the theoretically achievable effect limit of splice modulators, converting up to 95% of *CLN3* mRNA in patient-derived cells.

Increase in Functional *CLN3* Variant Translates into Increased Levels of Total *CLN3* mRNA

Average Increase In Total *CLN3* mRNA Transcript[1] at 5 µM[2]



300
200
100
0
CLN3 mRNA (% Untreated)
SNA1
SNA2
SNA3
SNA4
SNA5
SNA6
SNA7
SNA8
SNA9
SNA10
SNA11
SNA12
SNA13
SNA14
SNA15

Our SNAs dose-dependently correct the *CLN3* open reading frame, leading to a stable, functional CLN3 transcript and elevated levels of total *CLN3* mRNA.

1) via qRT-PCR. 2) Free uptake without use of transfection agents or electroporation.

SNA Target Engagement in Mouse Eye and Optic Nerve After Intravitreal Injection Supports Pursuit of Ocular Manifestations

Target Engagement in Mouse Eye & Optic Nerve
(eGFP Reporter Gene)

Oligonucleotide
(via Cy5)

Target Engagement
(via eGFP under splice modulator control)



640nm
15 NCC
Uninjected Eye
Injected Eye
0 NCC
470nm
6 NCC
Hair
Uninjected Eye
Injected Eye
0 NCC

Frontal brain section



Optic nerve
Injected Eye

Note: Mouse hair naturally emitting at same wavelength, does not reflect eGFP activation

Conclusions

- Target engagement demonstrated for splice-modulating oligonucleotides in eye (retina) and optic nerve with eGFP reporter construct (same mode of action used in our CLN3 program)
- Co-localization of markers for oligonucleotide (Cy5) and target engagement (eGFP) following intravitreal injection
- Support pursuit of ocular diseases or disease manifestations, e.g. in Batten

Experimental design: 250 μM SNA, D15 post-dose, sectioned at 50 μm (Ex:640 nm, Em:680/13 nm & Ex:470 nm, Em:511/20 nm). Uninjected eye as negative control.

Potent *CLN3* Splice Modulating SNAs for Treatment of Both the CNS and Ocular Disease Manifestations of *CLN3* Batten Disease

1 Commercially Attractive Indication



>1,800 in US and EU

- ~50% of US patients already known by KOLs
- High unmet need supports attractive pricing for a clinically meaningful therapy
- Limited competition (Amicus gene therapy in P1/2; Abeona preclinical gene therapy; Ionis discovery project)

2 Extremely Potent Splice Modulating SNAs Identified



CLN3 Δ78
(Mutation)
CLN3 Δn+78
(Splice-corrected)
CLN3 Transcript Variants
(% of Total)
100%
80%
60%
40%
20%
0%
Negative Control
SNA1
SNA2
SNA3
SNA4
SNA5

- Potent splice modulating SNAs identified
- SNAs convert up to 95% of mRNA into splice-corrected, functional transcript
- Observed splice modulation translates into increased total *CLN3* mRNA levels (see prior slide), suggesting effects on protein levels

3 Establishing PoC for Eye Disease



470nm
Hair
6 NCC
Uninjected Eye
Injected Eye
0 NCC

- SNA target engagement (splice switching) observed with eGFP reporter construct in mouse retina and optic nerve with intravitreal injection
- Supports pursuit of ocular manifestations
- CLN3 advancement will de-risk platform for large number of eye disorders

Closing Remarks

Rapid Progress in Advancing SNA Programs in Neuroscience



XCUR-FXN in IND-Enabling Studies for FA

Rapid Clinical De-Risking Based on Increasing Frataxin Levels in CSF



Two Additional CNS Programs Moving into Preclinical Studies

SCN9A – Validated Pain Target
CLN3 – PoC for Eye Disorders


ALS
SCAs
Angelman's
Batten Disease
Friedreich's Ataxia

Deep CNS Discovery Pipeline

Further Active Programs Against Validated, Attractive Targets

SNA Therapeutics with Differentiating CNS Biodistribution and Persistence




Thank you.

Q&A